September 22, 2023 Bird Announces Suspended NYSE Trading, Will Begin Trading on the OTC Exchange Effective September 25, 2023 Business is on Track with the Integration of Recently Acquired Spin Company Intends to Appeal Determination MIAMI--(BUSINESS WIRE)-- Bird Global, Inc. (NYSE:BRDS) (“Bird” or the “Company”) a leader in environmentally friendly electric transportation, today announced it received notice from the New York Stock Exchange (“NYSE”) that NYSE will suspend trading of, and commence proceedings to, delist shares of Bird’s Class A common stock, effective at the open of business eastern standard time on September 25, 2023. The determination was made in connection with Bird's non-compliance with an NYSE listing requirement necessitating a market cap of greater than $15 million over a consecutive 30-day period. The Company does not believe the current market cap is reflective of the intrinsic value of the business and intends to appeal this determination by the NYSE. If the Company is successful in its appeal, NYSE will resume trading the Company’s Class A common stock. In the interim, the Company will remain listed on the NYSE. Following the suspension of the Company's Class A common stock on NYSE, the Company’s Class A common stock intends to trade on the OTC exchange (“OTC”) operated by OTC Markets Group Inc. and will commence trading next week. For quotes or additional information on the OTC, please visit otcmarkets.com. Bird intends to continue to operate in strict compliance with public company SEC regulations and other NYSE listing requirements, including filing quarterly financial statements, having independently audited financials, and maintaining an independent Board of Directors with strict corporate governance rules and oversight committees. Beginning in early January 2023, Bird’s Board of Directors (the “Board”) initiated a multi-step plan to improve financial and operational performance. Since then, Bird management has implemented leadership and operational restructuring and carried out various cost-saving initiatives. “Each of these steps was foundational to the Company’s recent strategic acquisition of Spin, which we believe was both integral and pivotal to building out a plan to become cash flow positive and to generate more value for Bird’s stockholders in the long- term. In addition, it is our expectation that the Company’s strategic plan to increase stockholder value will enable it to meet NYSE listing standards in the future,” said John Bitove, Chair of the Board of Directors of the Company. “We firmly believe that BRDS current market cap does not reflect the intrinsic value of the Company. And while disappointing, this change in our listing status on the NYSE does not alter our commitment to our shareholders, our valued employees across Bird and Spin, our partners and the many global cities and institutions with which we work," said Michael Washinushi, Bird’s Interim CEO. “Our talented team and unwavering dedication to our mission of a more sustainable future are the cornerstones of our success, and they will continue to guide us. Bird’s fundamentals remain strong, and our vision for the future is as promising as ever. We believe the acquisition of Spin has made our prospects even stronger.” About Bird Bird, the largest micromobility operator in North America, is an electric vehicle company dedicated to bringing affordable, environmentally friendly transportation solutions such as e- scooters and e-bikes to communities across the world. Bird and Spin's cleaner, affordable, and on-demand mobility solutions, including Bird and Spin, are available in 350 cities, primarily across Canada, the United States, Europe, the Middle East, and Australia. We take a collaborative, community-first approach to micromobility. Bird and Spin partner closely with the cities in which it operates to provide a reliable and affordable transportation option for people who live and work there. For more information on Bird, visit www.bird.co and for more information on Spin, visit www.spin.app. Forward-looking Statements Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact contained in this press release including, but not limited to, the trading of the Company’s Class A common stock on the OTC OTCQB and OTCQX, business strategy and plans, the anticipated impacts from the acquisition of Skinny Labs, Inc. (d/b/a Spin) (the “Spin Acquisition”), our decision to appeal and the success of any such appeal of the NYSE delisting decision, and the Company’s compliance with public company SEC regulations. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Bird and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to the expansion plans, opportunities, and costs relating to the Spin Acquisition. Other factors may also cause Bird’s actual results to differ materially from those expressed or implied in the forward-looking statements and such factors are discussed in Bird’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and subsequent reports filed by Bird with the SEC. Copies of Bird’s filings with the SEC may be obtained at the “SEC Filings” section of Bird’s website at www.bird.co or on the SEC’s website at www.sec.gov. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements included in this press release are made as of the date hereof. Bird is not under any obligation to (and expressly disclaims any such obligation to) update any of the information in this press release if any forward-looking statement later turns out to be inaccurate, whether as a result of new information, future events or otherwise, except as otherwise may be required by the federal securities laws. View source version on businesswire.com: https://www.businesswire.com/news/home/20230922035120/en/ Media Contact Press@bird.co Investor Contact Investor@bird.co Source: Bird Global, Inc.